AEye, Inc.

Securities PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of May 10, 2024, by and between AEye, Inc., a Delaware corporation (the “Company”), and Dowslake Microsystems Corporation, a Virginia corporation (the “Purchaser”).

WHEREAS, the Company wishes to sell to Purchaser, and Purchaser wishes to purchase from the Company, (A) 330,823 shares (the “Purchase Shares”) of common stock of the Company, par value $0.0001 (the “Common Stock”), equivalent to four and 99/100th percent (4.99%) of the Company’s issued and outstanding Common Stock as of the date hereof, and (B) the convertible note in the form attached hereto as Exhibit A, in the aggregate principal amount of $146,476.66 (the “Note”), convertible into shares of Common Stock upon the terms and subject to the limitations and conditions set forth in such Note (such shares of Common Stock issued upon conversion of the Note, the “Conversion Shares”);

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

Authorization and Sale of Common Stock and Convertible Note

1.1              Sale of Securities. Subject to the terms and conditions set forth herein, at the Closing (as defined below), the Company shall sell to Purchaser, and Purchaser shall purchase from the Company, the Purchase Shares and the Note (collectively, the “Securities”), at the Closing, for the consideration specified in Section 1.3.

1.2              Closing.

(a)   The issuance and sale to, and purchase by, Purchaser of the Securities pursuant to Section 1.1 hereof shall take place remotely via the exchange of documents and signatures, at 10:00 a.m. California time, on May 27, 2024, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which date, time and place are designated as the “Closing”); provided, that, the Closing in no instance shall occur any time prior to May 27, 2024.

(b)   At or prior to the Closing, the Purchaser shall deliver to the Company a wire transfer, pursuant to the wiring instructions provided by the Company, of immediately available funds in an amount equal to the Aggregate Purchase Price.

(c)   At the Closing, the Company shall deliver to the Purchaser (i) the Purchase Shares, registered in book-entry form with the Company’s transfer agent in the name of the Purchaser, and (ii) the Note.

1.3              Purchase Price. The Purchaser shall purchase the Securities for an aggregate purchase price of one million dollars ($1,000,000.00) (the “Aggregate Purchase Price”). The aggregate purchase price of the Purchase Shares shall be $853,523.34 which represents a per share purchase price of $2.58, the “Nasdaq Official Closing Price” of the Common Stock immediately preceding the execution of this Agreement. The aggregate purchase price of the Note shall be $146,476.66.

SECTION 2

Representations and Warranties of the Purchaser

Purchaser hereby represents and warrants to the Company with respect to the purchase of the Securities as follows:

2.1              Authorization. The Purchaser has the corporate or limited liability company power and authority (or in the case of an individual, the capacity) to execute and deliver this Agreement and all other agreements, documents, certificates, and instruments delivered to the Company in connection with the transactions contemplated under this Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. No other proceedings on the part of the Purchaser are necessary to authorize the execution and delivery by the Purchaser of this Agreement and the consummation by it of the transactions contemplated hereby and thereby. This Agreement have been duly executed and delivered by the Purchaser and (assuming due authorization, execution and delivery by the counterparties thereto) constitutes a valid and binding agreement of the Purchaser and is enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

2.2              Experience; Risk; Accredited Investor. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Securities and of protecting its interests in connection herewith. The Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risk of this investment, including complete loss of the investment. The Purchaser is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and it is able to bear the economic risk of an investment in the Company's securities. The Purchaser is familiar with the business in which the Company is engaged, and based upon its knowledge and experience in financial and business matters, it is familiar with the investments of the type that it is undertaking to purchase. The Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

2.3              Investment. The Purchaser is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser understands that the Securities to be purchased have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

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2.4              Restricted Securities; Rule 144. The Purchaser understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Purchaser acknowledges that the Company only has obligations to register or qualify the Securities pursuant to Section 6 hereof. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

2.5              Access to Data. The Purchaser acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. The Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and the opportunity to review the Company’s facilities. The Purchaser has been given such access to the books and records of the Company as is reasonably necessary for the Purchaser to make an informed investment decision. The Purchaser confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities.

2.6              No Public Market. The Purchaser understands that no public market now exists for the Note, and that the Company has made no assurances that a public market will ever exist for the Note.

2.7              General Solicitation. The Purchaser undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including, but not limited to: (i) any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

2.8              Foreign Investor. If the Purchaser is not a United States person, the Purchaser represents that he/she has satisfied him/herself as to the full observance of the laws of its jurisdiction in connection with the purchase of the Securities or execution of this Agreement, including: (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.

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2.9              Legends. It is understood that each certificate representing the Securities and any securities issued in respect thereof or exchange therefor shall bear a legend in or similar to the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.”

2.10          No Disqualification Events. The Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”).

2.11          Advice. The Purchaser understands that nothing in this Agreement, the Note, or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

2.12          Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Purchaser or for which the Purchaser may otherwise be liable.

SECTION 3

Representations and Warranties of the Company

The Company hereby represents and warrants to the Purchaser with respect to the purchase of the Securities as follows:

3.1              Authorization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

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The Company has the corporate power and authority to execute and deliver this Agreement, the Note, and all other agreements, documents, certificates, and instruments delivered to the Purchaser in connection with the transactions contemplated under this Agreement to which it is a party, and to consummate the transactions contemplated hereby and thereby. No other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereby and thereby. This Agreement and the Note have been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by the counterparties thereto) each of them constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

3.2              Noncontravention. The execution and delivery by the Company of this Agreement and the Note do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof by the Company will not, conflict with or result in any material breach of the terms, conditions, or provisions of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation, or acceleration of any obligation, or result in the creation of any lien upon any of the properties or assets of the Company under (a) any material contract of the Company, (b) any provision of the certificate of incorporation or bylaws of the Company, or (c) any law applicable to the Company or its properties or assets, except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or its properties or assets.

3.3              Issuance of the Securities. The Securities, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable, free and clear of any liens, security interests, encumbrances or pledges and will be issued in compliance with all applicable federal and state laws. The Conversion Shares, if and when issued in accordance with the terms of the Note, will be duly and validly authorized and issued, fully paid and non-assessable, and will be issued in compliance with all applicable federal and state laws; provided, however, that the Securities and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth in this Agreement or in the Note, as applicable.

SECTION 4

Conditions to Purchaser’s Obligations at Closing

The obligations of Purchaser under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

4.1       Representations and Warranties. The representations and warranties of the Company in Section 3 of this Agreement shall be true and correct as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of the Closing.

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4.2       Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with by the Company in all material respects as of the Closing.

4.3       Permits, Qualifications and Consents. All authorizations, approvals, consents or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

4.4       Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

SECTION 5

Conditions to the Company’s Obligations at Closing

The obligations of the Company to Purchaser under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1       Representations and Warranties. The representations and warranties of the Purchaser in Section 2 of this Agreement shall be true and correct as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the date of the Closing.

5.2       Payment of Aggregate Purchase Price. The Purchaser shall have delivered to the Company cash in an amount equal to the Aggregate Purchase Price by wire transfer in immediately available funds, to an account or accounts designated in writing by the Company to Purchaser.

5.3       Permits, Qualifications and Consents. All authorizations, approvals, consents or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

SECTION 6

Registration Rights

6.1       Shelf Registration.

(a)       Registrable Securities. “Registrable Securities” shall mean the Purchase Shares and Conversion Shares (the “Shares”) (together with any other equity security issued or issuable with respect to the Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement); provided, however, that such Registrable Securities shall cease to be Registrable Securities with respect to the Purchaser upon the earliest to occur of (a) the date on which a Registration Statement with respect to the sale of such Purchaser’s Shares shall have been declared effective under the Securities Act and all of such Purchaser’s Shares shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement and (b) the date on which such Purchaser’s Shares shall have ceased to be outstanding; provided that during the continuance of any period in which such Purchaser’s Shares may be sold pursuant to Rule 144 without restriction (including volume restrictions) within a 90-day period, such Shares shall not constitute Registrable Securities so long as such period is continuing.

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(b)       Filing. The Company shall, within one hundred eighty (180) days following the Closing, prepare and file with the Securities Exchange Commission (“SEC”) a Registration Statement under the Securities Act to cover the public resale of the Registrable Securities and any other shares of Common Stock to which the Company has granted registration rights as of the date such Registration Statement is initially filed with the Commission, as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) (the “Shelf Registration Statement”) on the terms and conditions specified in this Section 6.1 and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after the filing thereof. The Shelf Registration Statement filed with the SEC pursuant to this Section 6.1 shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a prospectus in such form as to permit any Purchaser to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the effective date for such Shelf Registration Statement. A Shelf Registration Statement filed pursuant to this Section 6.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Purchaser. As soon as practicable following the effective date of a Shelf Registration Statement filed pursuant to this Section 6.1, the Company shall notify the Purchaser of the effectiveness of such Registration Statement.

(c)       Continued Effectiveness. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to remain effective and to be supplemented and amended to the extent necessary to ensure that such Shelf Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Purchaser until the earliest of (A) the date all such Registrable Securities have ceased to be Registrable Securities and (B) the date all such Registrable Securities covered by such Shelf Registration Statement can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

(d)       Reduction of Registrable Securities. Notwithstanding anything contained herein, in the event that the SEC requires the Company to reduce the number of Registrable Securities to be included in the Shelf Registration Statement in order to allow the Company to rely on Rule 415 with respect to the Shelf Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Shelf Registration Statement (after consultation with the Purchaser as to the specific Registrable Securities to be removed therefrom) to the maximum number of securities as is permitted to be registered by the SEC. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall use its commercially reasonable efforts to file one or more new Shelf Registration Statement with the SEC in accordance with Section 6.1(b).

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(e)       Purchaser Information. At least two (2) Business Days prior to the anticipated filing date of the Shelf Registration Statement, the Company shall notify the Purchaser in writing of the information the Company requires from the Purchaser to have any of the Registrable Securities included in the Shelf Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that (i) the Purchaser furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities, and (ii) the Purchaser execute such documents in connection with such registration as the Company may reasonably request.

(f)       Expenses. The Company shall pay the expenses incurred by the Company in complying with Section 6, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. The Purchaser shall pay its own expenses incurred by the Purchasers in connection with any use or sale made under the Shelf Registration Statement.

(g)       Grace Period. Notwithstanding anything to the contrary herein, at any time after the effective date of the Shelf Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company and its counsel, in the best interest of the Company, would reasonably be likely to materially and adversely affect the Company and, in the opinion of counsel to the Company, is not otherwise required to be disclosed other than as a result of the effectiveness of the Shelf Registration Statement (a “Grace Period”); provided, that the Company shall promptly (i) notify the Purchaser in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Purchaser) and the date on which the Grace Period will begin, and (ii) notify the Purchaser in writing of the date on which the Grace Period ends. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Purchaser receive the notice referred to in clause (i) and shall end on and include the later of the date the Purchaser receive the notice referred to in clause (ii) or the date referred to in such notice.

SECTION 7

Termination

7.1              Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to Closing:

(a)       by mutual written agreement of the Company and Purchaser; or

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(b)       by either the Company or the Purchaser by written notice to the other party if the Closing shall not have occurred by June 30, 2024 (the “Outside Date”), provided that the party seeking to terminate this Agreement pursuant to this Section 7.1(b) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have been the primary cause of the failure of the Closing to occur on or before the Outside Date.

SECTION 8

Miscellaneous

8.1              Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts made and to be fully performed entirely within such State between residents of such State. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of any court within Wilmington, Delaware and the parties consent to the personal and exclusive jurisdiction and venue of such courts.

8.2              Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

8.3              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.4              Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Purchaser and the Company.

8.5              WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

8.6              California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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8.7              Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

8.8              Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect under the applicable law of any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

8.9              Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (a) on the date of service if served personally on the party to whom notice is to be given; (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below and telephonic confirmation of receipt is obtained promptly after completion of transmission; (c) on the business day after deposit to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service, to the party as follows; or (d) upon delivery if sent by electronic mail.

If to the Company: AEye, Inc.

Attention: Andrew Hughes

One Park Place, Suite 200

Dublin, CA 94568

Email: legal@aeye.ai

With a copy (which shall not constitute notice) to:

Allen Overy Shearman Sterling US LLP
Attention: Christopher M. Forrester
1460 El Camino Real, 2nd Floor

Menlo Park, CA 94025

Email: Chris.Forrester@aoshearman.com

If to Purchaser: Purchaser’s address as set forth beneath its signature.

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The foregoing Securities Purchase Agreement is hereby executed as of the date first set forth above.

AEYE, INC.

By: /s/ Matthew Fisch
Name: Matthew Fisch
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

The foregoing Securities Purchase Agreement is hereby executed as of the date first set forth above.

PURCHASER:
Dowslake Microsystems Corporation

By: /s/ Dan Yang
Name: Dan Yang
Title: President
Address: [redacted]

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

ForM OF CONVERTIBLE NOTE